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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                       OCTOBER 20, 2003 (OCTOBER 20, 2003)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                      1-10308                06-0918165
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
    OF INCORPORATION OR                                  IDENTIFICATION NUMBER)
       ORGANIZATION)

       9 WEST 57TH STREET
           NEW YORK, NY                                          10019
      (ADDRESS OF PRINCIPAL                                   (ZIP CODE)
        EXECUTIVE OFFICE)




                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             (c)  Exhibits.

                  See Exhibit Index.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

             On October 20, 2003, we reported our third quarter 2003 results. Our third quarter 2003 results are discussed in detail in the press release attached hereto as Exhibit 99, which is incorporated by reference in its entirety. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended, and incorporated by reference in any of our filings under the Securities Act of 1933, as amended, as may be specified in such filing.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CENDANT CORPORATION


                                       BY: /s/ Virginia M. Wilson
                                           ---------------------------
                                           Virginia M. Wilson
                                            Executive Vice President and
                                            Chief Accounting Officer


Date: October 20, 2003




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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                REPORT DATED OCTOBER 20, 2003 (OCTOBER 20, 2003)



                                  EXHIBIT INDEX


  EXHIBIT
     NO.                     DESCRIPTION
     ---                     -----------

    99 Press Release: Cendant Reports Record Operating Results for the Third Quarter of 2003, Exceeding Projections